3. SIGNIFICANT ACCOUNTING POLICIES: Goodwill (Policies)	12 Months Ended
Dec. 31, 2024
Policies
Goodwill

Goodwill

Goodwill represents the excess of the value of the consideration transferred over the fair value of the net identifiable assets and liabilities acquired in a business combination. Goodwill is allocated to the cash generating unit to which it relates. We account for goodwill according to IFRS requirements.